As filed with the Securities and Exchange Commission on May 19, 2003

                                                      Registration No. 333-12696
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

    ------------------------------------------------------------------------
                          POST-EFFECTIVE AMENDMENT NO.1
                                       TO
                                    FORM F-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    ------------------------------------------------------------------------
                      Kabushiki Kaisha Internet Initiative
             (Exact name of registrant as specified in its charter)

    ------------------------------------------------------------------------
                         INTERNET INITIATIVE JAPAN INC.
                 (Translation of Registrant's name into English)

    ------------------------------------------------------------------------
                       Japan                        Not Applicable
          (State or other jurisdiction of         (I.R.S. Employer
           incorporation or organization)       Identification Number)

                              Jinbocho Mitsui Bldg.
                             1-105, Kanda Jinbo-cho
                           Chiyoda-ku, Tokyo 101-0051
                                      Japan
                                 81-3-5205-6500
   (Address and telephone number of Registrant's principal executive offices)

    ------------------------------------------------------------------------
                                IIJ America, Inc.
                           399 Park Avenue, 23rd Floor
                            New York, New York 10022
                                  212-350-1300
           (Name, address, and telephone number of agent for service)

    ------------------------------------------------------------------------
                                   Copies to:
                            John D. Young, Jr., Esq.
                             Sullivan & Cromwell LLP
                      Otemachi First Square East Tower 16F
                              5-1, Otemachi 1-chome
                           Chiyoda-ku, Tokyo 100-0004
                                      Japan

                           Termination of Offering and
                     Removal of Securities From Registration

     Internet Initiative Japan Inc. (the "Registrant") filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form F-3 on October 6, 2000 (Reg. No. 333-12696), as amended by Amendment No. 1 filed with the SEC on December 22, 2000, and Amendment No. 2 filed with the SEC on December 29, 2000 (together, the "Registration Statement"), which registered four shares of Common Stock, each represented by 2,000 American Depositary Shares, of the Registrant for resale by the selling stockholders named therein. Pursuant to the undertaking contained in the Registration Statement, the Registrant is filing this Post-Effective Amendment No. 1 to deregister such number of shares originally registered by the Registration Statement as remain unsold as of the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Tokyo, Japan, on May 19, 2003.

                                INTERNET INITIATIVE JAPAN INC.



                                By:    /s/  Koichi Suzuki
                                     -------------------------------------------
                                Name:  Koichi Suzuki
                                Title: President and Representative Director

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    Signature                                               Title                                 Date
                    ---------                                               -----                                 ----
                        *                           President, Chief Executive Officer and Representative
--------------------------------------------------  Director
                  Koichi Suzuki                                                                              May    , 2003

                        *                           Managing Director and Co-chief Technology Officer
--------------------------------------------------                                                           May    , 2003
                  Toshiya Asaba

                        *                           Managing Director
--------------------------------------------------
                   Hideshi Hojo                                                                              May    , 2003

                        *                           Director, Chief Financial Officer and Chief
--------------------------------------------------  Accounting Officer
                  Yasuhiro Nishi                                                                             May    , 2003

           /s/  Kazumasa Utashiro                   Director and Co-chief Technology Officer
--------------------------------------------------                                                           May  19, 2003
                Kazumasa Utashiro

           /s/  Takamichi Miyoshi                   Director
--------------------------------------------------                                                           May  19, 2003
                Takamichi Miyoshi

                        *                           Director
--------------------------------------------------                                                           May    , 2003
                   Akio Onishi

                        *                           Authorized Representative in the United States
--------------------------------------------------
                 Yasuharu Fushimi                                                                            May    , 2003

*By:   /s/  Koichi Suzuki
    ----------------------------
       Koichi Suzuki                                                                                         May 19, 2003
       Attorney-in-Fact pursuant to Power of
       Attorney previously filed as part of this
       Registration Statement


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